EXHIBIT 99.2

Unaudited pro forma combined condensed financial information

On February 10, 2017, Cosmos Holdings, Inc (“Cosmos” or the “Company”) closed an Acquisition Agreement pursuant to which the Company acquired Decahedron Ltd. (“Decahedron”) a United Kingdom Company, a pharmaceuticals wholesaler which specializes in imports and exports of branded and generic pharmaceutical products within the EEA and around the world. At closing, the Company acquired 100% of Decahedron’s outstanding shares in exchange for 1,700,000 shares of Cosmos common stock valued at $1,479,000 (the "Acquisition").

Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and was based on the historical financial information of the Company and Decahedron. The acquisition method of accounting, based on ASC 805, uses the fair value concepts defined in ASC 820, “Fair Value Measurement” (“ASC 820”). The historical consolidated financial information of the Company has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to pro forma events that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the consolidated results.

The accompanying unaudited pro forma combined statements of operations for year ended December 31, 2016 are presented as if the acquisition of Decahedron had occurred on January 1, 2016.

These unaudited pro forma consolidated statements should be read in connection with (1) the Company’s audited consolidated financial statements for the year ended December 31, 2016 and notes thereto filed with the U.S. Securities and Exchange Commission, and (2) the audited financial statements for Decahedron for the years ended December 31, 2016 and 2015 and notes thereto included in Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Cosmos that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The Unaudited Pro Forma Combined Income Statements do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

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COSMOS HOLDINGS, INC.
UNAUDITED PROFORMA COMBINED BALANCE SHEETS
FOR THE YEAR ENDED DECEMBER 31, 2016

	10-K Historical
	Cosmos Holdings, Inc.	Decahedron Limited (in £GBP)	Decahedron Limited (in $USD)	Pro Forma Adjustments	Notes	Pro Forma Combined

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$716,590	£11,618	$14,328			$730,918
Accounts receivable	661,850	12,905	15,914			677,764
Other receivable	131,900	-	-			131,900
Inventory	464,219	49,852	61,478			525,697
Prepaid expenses and other current assets	646,530	8,029	9,902			656,432
Prepaid expenses and other current assets - related party	15,523	-	-			15,523

TOTAL CURRENT ASSETS	2,636,612	82,404	101,622			2,738,234

Other assets	429,203	57,723	71,185			500,388
Property and equipment, net	52,715	13,634	16,813			69,528
Intangibles, net				40,000	(A) (B)	40,000

TOTAL ASSETS	$3,118,530	£153,761	$189,620			$3,348,150

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$577,932	£215,505	$265,763			$843,695
Accounts payable and accrued expenses - related party	13,759	-	-			13,759
Notes payable, net of discount of $59,325 and $0, respectively	2,872,472	-	-			2,872,472
Notes payable - related party	160,391	-	-			160,391
Loans payable	17,938	-	-			17,938
Loans payable - related party	148,250	343,035	423,035			571,285
Taxes payable	1,080,590	(19,761)	(24,369)			1,056,221

TOTAL CURRENT LIABILITIES	4,871,332	538,779	664,429			5,535,761

TOTAL LIABILITIES	4,871,332	538,779	664,429			5,535,761

STOCKHOLDERS' DEFICIT:
Preferred stock, $0.001 par value; 100,000,000 shares authorized; 0 shares issued and outstanding as of December 31, 2016	-	-	-			-
Common stock, $0.001 par value; 300,000,000 shares authorized; 125,870,532 shares issued and outstanding as of December 31, 2016	125,871	961	1,185	515	(D)	127,571
Additional paid-in capital	174,009	140,000	172,649	1,322,724	(D)	1,669,382
Accumulated other comprehensive loss	(1,050,463)	-	21,456	(21,456)	(D)	(1,050,463)
Accumulated deficit	(1,002,219)	(525,979)	(670,099)	(1,261,783)	(B) (C) (D)	(2,934,101)

TOTAL STOCKHOLDERS' DEFICIT	(1,752,802)	(385,018)	(474,809)			(2,187,611)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$3,118,530	£153,761	$189,620			$3,348,150

The accompanying notes are an integral part of these consolidated financial statements.

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UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

	10-K Historical
	Cosmos Holdings, Inc. as Reported	Decahedron Limited in US GAAP (in £GBP)	Decahedron Limited in US GAAP (in $USD)	Pro Forma Adjustments	Notes	Pro Forma Combined

REVENUE
Revenue	$6,755,436	£1,476,456	$2,001,336			$8,756,772

COST OF REVENUE	6,154,396	1,456,114	1,973,763			8,128,159

GROSS PROFIT	601,040	20,342	27,573			628,613

OPERATING EXPENSES
General and administrative expenses	794,099	135,132	183,172			977,271
Depreciation expense	9,448	3,823	5,182			14,630
Amortization				10,000	(A)	10,000
TOTAL OPERATING EXPENSES	803,547	138,955	188,354			1,001,901

LOSS FROM OPERATIONS	(202,507)	(118,613)	(160,781)			(373,288)

OTHER INCOME (EXPENSE)
Interest Income	-	6,507	8,820			8,820
Other income	19	-	-			19
Interest expense - related party	(264)	-	-			(264)
Interest expense	(205,750)	(168)	(228)			(205,978)
Impairment of goodwill	-	-	-	(1,921,882)	(B)	(1,921,882)
Other expense	(12,764)	-	-			(12,764)
Foreign currency transaction loss	(178,967)	(86,469)	(117,209)			(296,176)
TOTAL OTHER INCOME (EXPENSE)	(397,726)	(80,130)	(108,617)			(2,428,225)

LOSS BEFORE INCOME TAXES	(600,233)	(198,743)	(269,398)			(2,801,513)

INCOME TAX BENEFIT (EXPENSE)	(769)	23,292	31,572			30,803

NET LOSS (LOSS)	(601,002)	(175,451)	(237,826)			(2,770,710)

OTHER COMPREHENSIVE LOSS
Foreign currency translation (loss) gain	55,215	-	(53,275)			1,940

TOTAL OTHER COMPREHENSIVE LOSS	£545,787	£175,451	£291,101			$(2,768,770)

BASIC NET (LOSS) INCOME PER SHARE	(0.00)	(0.00)	(0.00)			(0.00)
DILUTED NET (LOSS) INCOME PER SHARE	(0.00)	(0.00)	(0.00)			(0.00)
BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	125,648,237			983,529		126,631,766
DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	125,648,237			983,529		126,631,766

The accompanying notes are an integral part of these consolidated financial statements.

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Cosmos Holdings Inc. and

Decahedron, Ltd.

Notes to the unaudited pro forma combined financial information

1. Basis of pro forma presentation

The accompanying unaudited pro forma combined financial information is derived from the historical financial statements of Cosmos and Decahedron. The unaudited pro forma combined financial information is prepared using the purchase method of accounting, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 805, Business Combinations, with Cosmos treated as the acquirer.

Cosmos, a registrant with a year that ends on December 31, acquired Decahedron with a year that ends on December 31. The pro forma statement of operations for the period ended December 31, 2016 includes (1) Cosmos’s twelve months ended December 31, 2016, and (2) Decahedron’s twelve months ended December 31, 2016.  Unaudited pro forma adjustments and the assumptions on which they are based, are described in the accompanying notes to the unaudited pro forma combined financial statement.

The unaudited pro forma combined balance sheet as of December 31, 2016 is presented as if the Acquisition and the borrowings used to finance the Acquisition occurred on January 1, 2016. The unaudited pro forma combined statement of operations for the period ended December 31, 2016 is presented as if the Acquisition occurred on January 1, 2016.

The unaudited pro forma combined financial information has been compiled in a manner consistent with the accounting policies adopted by Cosmos. These accounting policies are similar in most material respects to those of Decahedron’s. Cosmos is currently performing a more detailed review of Decahedrons’s accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements.

ASC 820 defines fair value, establishes the framework for measuring fair value for any asset acquired or liability assumed under U.S. GAAP, expands disclosures about fair value measurements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date”. This is an exit price concept for the valuation of an asset or liability. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants, and as a result, assets may be required to be recorded which are not intended to be used or sold and/or assets may be required to be valued at a fair value measurement that does not reflect management’s intended use for those assets. Fair value measurements can be highly subjective and it is possible that the application of reasonable judgment could result in different assumptions and a range of alternative estimates using the same facts and circumstances.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Cosmos that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The unaudited pro forma combined statement of operations does not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of Cosmos and Decahedron.

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2. Purchase price

The Acquisition closed on February 10, 2017.

The net purchase price of Decahedron was determined to be as follows:

	Stock Price at Closing	Shares	Fair Value
Purchase price:
Common Stock at closing	$0.87	1,700,000	$1,479,000
Less: Adjusted Net Assets			$(492,882)
Net purchase price			$1,971,882

The preliminary purchase price allocation of Decahedron was determined to be as follows:

Purchase price allocation:
Other Intangibles (License)	50,000
Goodwill	1,921,882
Total Purchase Price	$1,971,882

3. Pro Forma Adjustments

Certain reclassifications have been made to conform Decahedron’s historical amounts to Cosmos’s financial statement presentation. The accompanying unaudited pro forma combined statement of operations for the year ended December 31, 2016 have been prepared to reflect the acquisition of Decahedron by Cosmos for an aggregate purchase price of $1,479,000 as if the acquisition was completed on January 1, 2016 for Statement of Operations purposes and reflect the following pro forma adjustments:

(A)	To record preliminary fair values of the intangible assets acquired in connection with the Decahedron acquisition and to allocate the purchase consideration to finite lived intangible assets and the excess of the purchase consideration over the fair value of assets acquired to goodwill. The net assets of Decahedron at December 31, 2016 were $ 23,563. The intangible assets were valued at $50,000 for the fair market value of the United Kingdom import/export license for wholesale pharmaceuticals with the remainder allocated to Goodwill in the amount of $ 1,398,679.

(B)	To record a full year of amortization on the intangible assets.

(C)	To record impairment of goodwill that was recorded as a result of the Decahedron acquisition and the excess of the purchase consideration over the fair value of assets acquired and its full impairment for the acquisition of Decahedron for the period ended December 31, 2016 as if the acquisition was completed on January 1, 2016.

(D)	To reflect the elimination of the Company’s investment in Decahedron related to amounts the Company has already paid the seller pursuant to its acquisition.

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To supplement the consolidated financial results prepared under generally accepted accounting principles (“GAAP”), the Company uses a pro forma measure of net income or loss that consists of GAAP net income or loss adjusted to exclude the impact of amortization of acquisition-related charges and other non-recurring charges and gains.

Pro forma net income gives an indication of the Company’s baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, pro forma net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with or an alternative for GAAP and may be materially different from pro forma non-GAAP measures used by other companies.

4. Accounting Policies

Acquisition accounting rules require evaluation of certain assumptions and estimates, as well as determination of financial statement classifications which are completed during the measurement period as defined in current accounting standards. Adjustments were made to translate the financial statements of Decaheadron from British Pound Sterling into U.S. dollars, as set out further in Note 5. During the preparation of this unaudited pro forma condensed combined financial information, management performed a preliminary analysis of Decahedron’s accounting policies. Accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies. Management will conduct a final review of Decahedron’s accounting policies in an effort to determine if differences in accounting policies require adjustment or reclassification of Decahedron’s results of operations or require reclassification of assets or liabilities to conform to the Company’s accounting policies and classifications, or other adjustments which may be required by acquisition accounting rules. As a result of that review, management may identify differences that, when conformed, could have a material impact on this unaudited pro forma condensed combined financial information.

5. Reconciliation to U.S. GAAP of Decahedron’s Historical Financial Information:

Decahedron’s historical financial statements have been prepared in accordance with U.K. GAAP.  Adjustments have been made to align Decahedron’s historical financial statements with the Company’s U.S. GAAP accounting policies. These adjustments represent the Company’s best estimates based upon available information.

Decahedron’s financial information reflected in the pro forma financial information has been translated from British Pounds Sterling into U.S. dollars using the following historical exchange rates:

December 31, 2016 Average:	1.3555
December 31, 2016 Spot:	1.2332

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Unaudited Pro Forma Decahedron Statement of Operations for the Year Ended December 31, 2016

The following table reflects the adjustments made to the Decahedron’s statement of operations for the year ended December 31, 2016 to translate from British Pound Sterling to U.S. Dollars using a historical average exchange rate of £ 1.3555 to $1.00 from January 1, 2016, to December 31, 2016.

	Decadhedron in U.K. GAAP (in £GBP)	U.S. GAAP Adjustments (in £GBP)		Decahedron in U.S. GAAP (in £GBP)	Decahedron in U.S. GAAP (in $ USD)

Net sales (Turnover)	£1,900,656	(424,200	)(a)	£1,476,456	$2,001,336
Cost of sales	1,456,114	-		1,456,114	1,973,763
Gross profit	444,542	(424,200)		20,342	27,573

Operating Expenses:
General and administrative expenses	220,395	(85,263	)(a)(b)(c)	135,132	183,172
Depreciation expense	3,823	-		3,823	5,182
Income (Loss) from Operations	220,324	(338,937)		(118,613)	(160,781)

Other Income (Expense):
Interest income	-	6,507	(b)	6,507	8,820
Interest expense	(168)	-		(168)	(228)
Foreign currency transaction loss	-	(86,469	)(c)	(86,469)	(117,209)
Income tax benefit (expense)	23,292	-		23,292	31,572
Income (loss) from continuing operations	£243,448	£418,899		£175,451	$(237,826)

____________

(a)

For reporting entities, U.S. GAAP for publicly held companies sets forth four requirements that must generally be met before revenue can be realized and earned: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. At the time of this filing, Decadhedron Net Sales (Turnover) includes income for research services with a related party, the collection of which has not been received and cannot be reasonable assured. Therefore, these sales (£424,200) have been excluded and the related foreign currency loss (£5,302).

(b)	For reporting entities, U.S. GAAP requires the disclosure of interest income to be reported seperately.
(c)	For reporting entities, U.S. GAAP requires the disclosure of foreign currency transaction loss to be reported seperately.

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Unaudited Pro Forma Decahedron Balance Sheet as of December 31, 2016

The following table reflects the adjustments made to Decahedron’s balance sheet as of December 31, 2015, to translate from British Pound Sterling to U.S. Dollars using the spot rate of £ 1.2332 to $1.00 as of December 31, 2016.

	Decadhedron in U.K. GAAP (in £GBP)	U.S. GAAP Adjustments (in £GBP)		Decahedron in U.S. GAAP (in £GBP)	Decahedron in U.S. GAAP (in $ USD)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	£11,619	£-		£11,619	$14,328
Debtors: amounts falling due within one year	666,266	(666,266	)(b)	-	-
Accounts receivable	-	12,905	(b)	12,905	15,914
Prepaid expenses and other current assets	-	8,029	(b)	8,029	9,902
Inventory	49,852	-		49,852	61,478

TOTAL CURRENT ASSETS	727,737	(645,332)		82,405	101,622

Other assets	-	57,723	(b)	57,723	71,185
Property and equipment, net	13,635	-		13,635	16,813

TOTAL ASSETS	£741,372	£587,609		£153,763	$189,620

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	£-	£215,506		£215,506	$265,763
Creditors: amounts falling due within one year	707,492	(707,492	)(b)	-	-
Loans payable - related party	-	343,036	(b)	343,036	423,035
Taxes payable	-	(19,761	)(b)	(19,761)	(24,369)

TOTAL CURRENT LIABILITIES	707,492	(168,711)		538,781	664,429

TOTAL LIABILITIES	707,492	(168,711)		538,781	664,429

NET ASSETS (LIABILITIES)	£33,880

STOCKHOLDERS' DEFICIT:
Called Up Share Capital	140,961	(140,961	)(c)	-	-
Common Stock	-	961	(c)	961	1,185
Additional paid-in capital	-	140,000	(c)	140,000	172,649
Accumulated other comprehensive loss	-	-		-	21,456
Accumulated deficit	(107,081)	(418,898	)(a)	(525,979)	(670,099)

TOTAL STOCKHOLDERS' DEFICIT	33,880	(418,898)		(385,018)	(474,809)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	£741,372	£587,609		£153,763	$189,620
__________

(a)

For reporting entities, U.S. GAAP for publicly held companies sets forth four requirements that must generally be met before revenue can be realized and earned: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. At the time of this filing, Decadhedron Net Sales (Turnover) includes income for research services with a related party, the collection of which has not been received and cannot be reasonable assured. Therefore, these sales (£424,200) have been excluded and the related foreign currency loss (£5,302) and the net change to the accumulated deficit of (£418,898).

(b)

For reporting entities, U.S. GAAP requires the disclosure of accounts receivable, prepaid expenses and other current assets, loans payable - related party and corporation tax payable to be reported seperately.

(c)	For reporting entities, U.S. GAAP requires the disclosure of common stock and additional paid-in capital to be reported seperately.

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